Exhibit 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			J	1	8

2. AMENDMENT/MODIFICATION NO. P00061	3. EFFECTIVE DATE 30-Jun-2009	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

CODE	M67854	CODE		S1103A

6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than item 6) DCMA ATLANTA 2300 LAKE PARK DRIVE SUITE 300 SCD: A SMYNRA GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC) OTIS BYRD 9801 HWY 78 STE 3 LADSON SC 29456-3802			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031

CODE 1EFH8	FACILITY CODE 1EFH8		☒	10B. DATED (SEE ITEM 13) 25-Jan-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer  ☐ is extended,  ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒ C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bi-lateral Agreement

D.			OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  slmsa093522

The purpose of this modification is to:

1)  Change CLINs 2088 and 2089 to read reserved these clins are moving to CLIN 2510.

2)  Increase the quantity of CLINs 2500 - 2504 and CLIN 2510 - 2513 for FSPs in Kuwait.

3)  Add CLINs 2007 JPO Instructor - OCONUS, CLIN 2008 Mobile RRAD Training Instructors - CONUS, CLIN 2515 Tooling for ISS Installation, CLIN 2516 Consumables for ISS Installation, CLIN 2517 Bench Stock for ISS Installation, CLIN 2518 Equipment Rental, and CLIN 2519 Training and Instructors.

See summary of changes, all other terms and conditions remain unchanged,

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd, Vice President of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW/CONTRACTOR OFFICER TEL: 540-242-3035 EMAIL: carl.brandshaw@usmc.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Otis Byrd	7/1/09	BY	/s/ Carl V. Bradshaw	01-Jul-2009
(Signature of person authorized to sign)		(Signature of Contracting Officer)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

P00061

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $59,085,883.24 from $3,014,835,370.08 (EST) to $3,073,921,253.32 (EST).

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 2088

The CLIN description has changed from ISS OCONUS FSR Kuwait to Reserved.

The CLIN extended description The Contractor shall provide 4 OSK OCONUS FSR’s for the Independent Suspension Systems installation. To be located in Kuwait at the MRAP Sustainment Facility (MSF), One (1) FSR will be located in OIF, and One (1) will be located in OEF - specific locations are TBD. The Period of Performance (POP) is 12 Months. The Unit of Issue of 1 EACH is equal to 1 Man-Month has been deleted.

The pricing detail quantity has decreased by [***] from [***] to [***].

The unit of issue Each has been deleted.

The cost constraint EST has been deleted.

The total cost of this line item has decreased by $[***] from $[***] (EST) to $[***].

CLIN 2089

The CLIN description has changed from ISS OCONUS FSR to Reserved.

The CLIN extended description The Contractor shall provide 2 OSK OCONUS FSR’s for the Independent Suspension Systems installation. To be located in OIF/OEF - specific locations are TBD. The Period of Performance (POP) is 12 Months. The Unit of Issue of 1 EACH is equal to 1 Man-Month. has been deleted.

The pricing detail quantity has decreased by [***] from [***] to [***].

The unit of issue Each has been deleted.

The total cost of this line item has decreased by $[***] from $[***] to $[***].

CLIN 2500

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

CLIN 2501

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

CLIN 2502

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***]  to $[***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-06-C-5162

P00008

CLIN 2503

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

CLIN 2504

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

CLIN 2510

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***]  to $[***].

CLIN 2511

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

CLIN 2512

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

CLIN 2513

The pricing detail quantity has increased by [***] from [***] to [***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-06-C-5162

P00008

CLIN 2007 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2007		[***]	Each	$ [***	]	$	[***	]
JPO Instructors - OCONUS
FFP

The Contractor shall provide 41 Joint Program Office (SWA ITC) Instructions for a 1 month period (1 - 31 July 2009), in accordance with Statement of Work for MRAP Training for OCONUS locations.  This is a continuation of CLIN’s 2005.  The Contractor shall invoice for only the actual number of Instructors on hand for that month, based upon sub-contractor invoices to them.  Mr. Jeffery Bury, US AMC, will be the Government representative responsible for verifying the accuracy of the manmonth invoices submitted and authorizing payment.

(Suggested Source: TJ Fig)
FOB: Destination

				NET AMT		$	[***	]

CLIN 2008 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2008		[***]	Each	$ [***	]	$	[***	]
Mobile RRAD Training Instructors - CONUS
FFP

The Contractor shall provide 54 Instructors for a period of 1 month (1 - 31 July 2009), to be stationed out of RRAD.  The Contractor shall invoice for only the actual number of Instructors on hand for that month, based upon sub-contractor invoices to them.  Mr. Jeffery Bury, US AMC, will be the Government representative responsible for verifying the accuracy of the manmonth invoices submitted and authorizing payment.

(Suggested Source: TJ Fig)
FOB: Destination

				NET AMT		$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-06-C-5162

P00008

CLIN 2515 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2515		[***]	Lot	$ [***	]	$	[***	]NTE
Tooling for ISS Installation
FFP

The Contractor shall provide all tooling required to complete the installation of the ISS units at the MSF in Kuwait.  The final list of tooling will be determined upon definitization of this pricing and all tooling becomes property of the US Government upon completion of this effort.

FOB: Destination

				NET AMT		$	[***	]

CLIN 2516 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE			MAX AMOUNT
2516		[***]	Lot	$	[***	]	$	[***	]NTE
Consumables for ISS Installation
FFP

The Contractor shall provide all consumables required to complete the installation of the ISS units at the MSF in Kuwait.  The final list of consumables will be determined upon definitization of this pricing and all remaining consumables become property of the US Government upon completion of this effort.

FOB: Destination

			MAX NET AMT				$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-06-C-5162

P00008

CLIN 2517 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE			MAX AMOUNT
2517		[***]	Lot	$	[***	]	$	[***	]NTE
Bench Stock for ISS Installation
FFP

The Contractor shall provide all bench stock required to complete the installation of the ISS units at the MSF in Kuwait.  The final list of bench stock will be determined upon definitization of this pricing and all remaining bench stock become property of the US Government upon completion of this effort.

FOB: Destination

			MAX NET AMT				$	[***	]

CLIN 2518 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2518		[***]	Each	$ [***	]	$	[***	]
Equipment Rentals
FFP
Equipment needed to support the ISS Installation. Rental will be paid monthly for 8 months. (1 ea = 1 month)
FOB: Destination

				NET AMT		$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-06-C-5162

P00008

CLIN 2519 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2519		[***]	Each	$ [***	]	$	[***	]NTE
Training and Instructors
FFP

The Contractor shall provide 5 classes, 1 week in length, on the procedures to install the ISS units on the Cougar MRAP Vehicle at the MSF, Kuwait.  Actual Installation will be performed within each training session.  The contractor shall provide all personnel and materials needed for this effort.

FOB: Destination

				NET AMT		$	[***	]

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 2007:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 2008:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 2515:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 2516:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 2517:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 2518:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 2519:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

(End of Summary of Changes)